UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

	8725 Henderson Road, Renaissance One	33634
	Tampa, Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On March 6, 2008, WellCare Health Plans, Inc. (the “Company”) filed a Current Report on Form 8-K which reported the filing of annual unaudited financial statements for the year ended December 31, 2007 (the “Health Annual Statements”) with state regulatory authorities in each jurisdiction, other than as described therein, where several of its subsidiaries were required to be filed as of March 1, 2008.

The Health Annual Statement for WellCare of Ohio, Inc. accessible on the below-mentioned website initially included unrelated footnote disclosures.  The website posting has subsequently been updated to include the appropriate footnote disclosures for WellCare of Ohio, Inc.

Copies of the Health Annual Statements for each of the subsidiaries, including the revised statement for WellCare of Ohio, Inc., can be accessed at the Company’s website at www.wellcare.com/investor relations/financial reports/statutory filings. (http://ir.wellcare.com/phoenix.zhtml?c=176521&p=irol-statfiling)

  Other than as described above, this Current Report on Form 8-K/A does not purport to amend, update or reflect any events that have occurred after the Current Report on Form 8-K was originally filed on March 6, 2008.

Cautionary Note Regarding Forward-looking Statements:

              The Current Report on Form 8-K filed on March 6, 2008, this Current Report on Form 8-K/A and the Health Annual Statements referenced herein may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s assessment of future events and financial performance as of the date hereof and are subject to risks.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, the possibility that specified financial data contained in the Health Annual Statements may be adjusted based on the outcome of the previously disclosed investigations of the Company by certain federal and state agencies, regulatory bodies and organizations, as well as other governmental and private party proceedings.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph. Additional information concerning these and other important risks and uncertainties are detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. Readers are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  The Company assumes no obligation to update any such forward-looking statements and expressly disclaims any duty to update the information referred to in this filing except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2008	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer